SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K/A

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    November 25, 1997
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                             Telegroup, Inc.
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             (Exact name of registrant as specified in its charter)



          Iowa                    000-29284                      42-1344121
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(State or other jurisdiction   (Commission                (I.R.S Employer
   of incorporation)            File Number)              Identification No.)



2098 Nutmeg Avenue, Fairfield, Iowa                            52556
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number including area code (515) 472-5000
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         (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     On December 9, 1997, the Company filed a Form 8-K disclosing the acquisition of certain property and equipment from Fastnet UK Limited ("Fastnet") for $239,920.85. In accordance with Item 7(a)and (b) of Form 8-K, the Company hereby amends that Form 8-K and incorporates by reference the financial statements contained in the Company's Form S-1 registration statement (SEC File No. 333-42965) filed on December 22, 1997.


                                SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Telegroup, Inc.



Date: January 13, 1998                  By:   /s/Douglas Neish
                                         -----------------------
                                              Douglas Neish
                                              Chief Financial Officer



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